UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2009

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Overview

On December 8, 2009 (the “Closing Date”), Acuity Brands Lighting, Inc. (“ABL”), a wholly-owned subsidiary of Acuity Brands, Inc. (the “Company”) issued $350 million in aggregate principal amount of 6.00% Senior Notes due 2019 (the “Notes”), which mature on December 15, 2019, pursuant to an indenture, dated as of December 8, 2009 (the “Indenture”), among ABL, as issuer, and the Company and ABL IP Holding LLC, a wholly-owned subsidiary of the Company (“ABL IP Holding”), as guarantors, and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A of the Securities Act and outside the United Stated pursuant to Regulation S under the Securities Act.

Indenture and Notes

The following is a brief description of the material provisions of the Indenture and the Notes. The description of the Indenture and the Notes contained herein is qualified in its entirety by reference to the Indenture and form of 6.00% Senior Note due 2019, filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, which are incorporated by reference.

Interest Payments

Interest on the Notes is payable semiannually on June 15 and December 15 of each year, commencing on June 15, 2010.

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and ABL IP Holding (the “Guarantees”).

Ranking

The Notes are senior unsecured obligations of ABL and rank equally in right of payment with all of ABL’s existing and future senior unsecured indebtedness. The guarantees of the Company and ABL IP Holding are senior unsecured obligations of the Company and ABL IP Holding and rank equally in right of payment with their other senior unsecured indebtedness.

Optional Redemption

The Notes will be redeemable, in whole or in part, at ABL’s option at any time, or from time to time prior to maturity, upon not less than 30 nor more than 60 days’ notice, at a price of equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed; and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the note that would be due after the related redemption date but for the redemption, discounted to the redemption date, on a semiannual basis at a rate equal to the sum of a treasury rate calculated in accordance with the terms of the Indenture plus 40 basis points, plus, in each case, accrued interest thereon to the redemption date.

Change of Control

If a Change of Control Triggering Event (as defined in the Indenture) occurs, unless the Company has exercised its right to redeem all of the Notes as described above, ABL will be required to make an offer to repurchase all or, at the holder’s option, any part, of each holder’s Notes on the terms set forth in the Notes for cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes, to, but not including the date of purchase.

Other Covenants

The Indenture contains certain covenants limiting ABL’s and the Company’s ability to (subject to certain exceptions) create liens, enter into sale and leaseback transactions and merge, consolidate, sell or otherwise dispose of their properties and assets substantially as an entirety.

Events of Default

The Indenture contains customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Registration Rights Agreement

In connection with the issuance of the Notes, ABL, the Company and ABL IP Holding entered into a registration rights agreement, dated as of December 8, 2009, with the initial purchasers of the Notes (the “Registration Rights Agreement”), obligating the Company to use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective a registration statement (the “Exchange Offer Registration Statement”) relating to an offer to exchange the Notes for new notes with terms substantially identical in all material respects with the Notes by December 8, 2010 (the “Exchange Offer”). Once the Exchange Offer Registration Statement has been declared effective, the Company will offer the exchange notes in exchange for surrender of the Notes. In the event the Exchange Offer Registration Statement is not available and in certain other circumstances, a registration statement providing for resales of the Notes will be filed.

This description of the Registration Rights Agreement is qualified in its entirety by the Registration Rights Agreement filed as Exhibit 4.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On December 8, 2009, the Company issued a press release announcing the completion of the offering of the Notes. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated December 8, 2009, among Acuity Brands Lighting, Inc., as issuer, and Acuity Brands, Inc. and ABL IP Holding LLC, as guarantors, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 6.00% Senior Note due 2019 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated December 8, 2009, by and among Acuity Brands Lighting, Acuity Brands, Inc. and ABL IP Holding LLC and Banc of America Securities LLC and J.P. Morgan Securities Inc., as initial purchasers.

99.1	December 8, 2009 Press Release.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2009

ACUITY BRANDS, INC.

By:	/S/ RICHARD K. REECE
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1	Indenture, dated December 8, 2009, among Acuity Brands Lighting, Inc., as issuer, and Acuity Brands, Inc. and ABL IP Holding LLC, as guarantors, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 6.00% Senior Note due 2019 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated December 8, 2009, by and among Acuity Brands Lighting, Acuity Brands, Inc. and ABL IP Holding LLC and Banc of America Securities LLC and J.P. Morgan Securities Inc., as initial purchasers.

99.1	December 8, 2009 Press Release.